     EXHIBIT 32.2 CERTIFICATION PURSUANT TO

     18 U.S.C. 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EAGLECREST RESOURCES, INC. (the "Company") on Form 10-Q for the period ended July 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rizalyn R. Cabrillas, Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2009

By: Name: Title:	/s/ Rizalyn R. Cabrillas Rizalyn R. Cabrillas Treasurer, principal financial officer and principal accounting officer